Exhibit 99.2

          Attachment to Form 4 in accordance with instruction 4(b)(v).
                         FORM 4 JOINT FILER INFORMATION


Name and Address:                           D. E. Shaw & Co., L.P.
                                            120 West Forty-Fifth Street, Floor 39, Tower 45
                                            New York, NY 10036
   Date of Event Requiring Statement:       5/25/06
   Issuer and Ticker Symbol:                The Boyds Collection, Ltd. (BOYD)
   Relationship to Issuer:                  Other (see footnote 1)
   Designated Filer:                        D. E. Shaw Laminar Portfolios, L.L.C.
   Title of Security:                       Common Stock
   Amount of Securities Beneficially Owned: 20,646,945
   Ownership Form:                          See footnote 1
   Signature:                               See attached signature page




 Name and Address:                          D. E. Shaw & Co., L.L.C.
                                            120 West Forty-Fifth Street, Floor 39, Tower 45
                                            New York, NY 10036
   Date of Event Requiring Statement:       5/25/06
   Issuer and Ticker Symbol:                The Boyds Collection, Ltd. (BOYD)
   Relationship to Issuer:                  Other (see footnote 1)
   Designated Filer:                        D. E. Shaw Laminar Portfolios, L.L.C.
   Title of Security:                       Common Stock
   Amount of Securities Beneficially Owned: 20,646,945
   Ownership Form:                          See footnote 1
   Signature:                               See attached signature page



Name and Address:                           David E. Shaw
                                            120 West Forty-Fifth Street, Floor 39, Tower 45
                                            New York, NY 10036
   Date of Event Requiring Statement:       5/25/06
   Issuer and Ticker Symbol:                The Boyds Collection, Ltd. (BOYD)
   Relationship to Issuer:                  Other (see footnote 1)
   Designated Filer:                        D. E. Shaw Laminar Portfolios, L.L.C.
   Title of Security:                       Common Stock
   Amount of Securities Beneficially Owned: 20,646,945
   Ownership Form:                          See footnote 1
   Signature:                               See attached signature page

                                               D. E. SHAW & CO., L.P.


                                               By:   /s/ Julius Gaudio
                                                     ---------------------------
                                                     Name:  Julius Gaudio
                                                     Title: Authorized Signatory



                                              D. E. SHAW & CO., L.L.C.


                                             By:     /s/ Julius Gaudio
                                                     ---------------------------
                                                     Name:  Julius Gaudio
                                                     Title: Authorized Signatory



                                               DAVID E. SHAW


                                               By:   /s/ Julius Gaudio
                                                     ---------------------------
                                                     Name:  Julius Gaudio
                                                     Title: Attorney-in-Fact
                                                            for David E. Shaw